Borrowings	12 Months Ended
May 31, 2016
Debt Disclosure [Abstract]
Borrowings

NOTE E — BORROWINGS

A description of long-term debt follows:

May 31,	2016	2015
(In thousands)
Revolving credit facility with a syndicate of banks, through December 5, 2019(1)	$201,881	$111,043
Accounts Receivable Securitization Program with two banks, through May 9, 2017	-	100,000
Unsecured 6.50% senior notes due February 14, 2018(2)	249,364	248,996
Unsecured 6.125% senior notes due October 15, 2019(3)	455,372	456,802
Unsecured $205,000 face value at maturity 2.25% senior convertible notes due December 15, 2020	190,949	188,158
Unsecured 3.45% senior notes due November 15, 2022	300,000	300,000
Unsecured 5.25% notes due June 1, 2045(4)	248,525	248,504
Other obligations, including capital leases and unsecured notes payable at various rates of interest due in installments through 2018	4,954	2,572
	1,651,045	1,656,075
Less: current portion	4,713	2,038
Total Long-Term Debt, Less Current Maturities	$1,646,332	$1,654,037

(1)

Interest was tied to AUD LIBOR at May 31, 2016, and averaged 2.92% for AUD denominated debt ($13,050), 1.075% on EUR denominated debt ($131,692) and 1.544% on our swing-line ($57,139).  Interest was tied to AUD LIBOR at May 31, 2015, and averaged 3.095% for AUD denominated debt ($10,316), 1.075% on EUR denominated debt ($16,490), 1.265% on Euro LIBOR denominated debt ($70,000) and 1.259% on our swing-line ($14,237).

(2)

The $250.0 million aggregate principal amount of the notes due 2018 is adjusted for the amortization of the original issue discount, which approximated $0.6 million and $1.0 million at May 31, 2016 and 2015, respectively. The original issue discount effectively reduced the ultimate proceeds from the financing. The effective interest rate on the notes, including the amortization of the discount, is 6.704% for both years presented.

(3)

Includes the combination of the October 2009 initial issuance of $300.0 million aggregate principal amount and the May 2011 issuance of an additional $150.0 million aggregate principal amount of these notes.  The $300.0 million aggregate principal amount of the notes due 2019 from the initial issuance is adjusted for the amortization of the original issue discount, which approximated $0.1 million and $0.1 million at May 31, 2016 and 2015. The original issue discount effectively reduced the ultimate proceeds from the October 2009 financing. The effective interest rate on the notes issued in October 2009, including the amortization of the discount, is 6.139%.  The additional $150.0 million aggregate principal amount of the notes due 2019 issued in May 2011 is adjusted for the unamortized premium received at issuance, which approximated $5.5 million and $6.9 million at May 31, 2016 and 2015, respectively.  The premium effectively increased the proceeds from the financing.  The effective interest rate on the $150.0 million notes issued in May 2011 is 4.934%.

(4)

The $250.0 million face amount of the notes due 2045 is adjusted for the amortization of the original issue discount, which approximated $1.5 million at May 31, 2016 and 2015. The original issue discount effectively reduced the ultimate proceeds from the financing. The effective interest rate on the notes, including the amortization of the discount, is 5.29%.

The aggregate maturities of long-term debt for the five years subsequent to May 31, 2016 are as follows: 2017 — $4.7 million; 2018 — $249.6 million; 2019 — none; 2020 — $657.3 million; 2021 — $190.9 million and thereafter $548.5 million.  Additionally, at May 31, 2016, we had unused lines of credit totaling $797.7 million.

Our available liquidity, including our cash and cash equivalents and amounts available under our committed credit facilities, stood at $1.06 billion at May 31, 2016. Our debt-to-capital ratio was 54.6% at May 31, 2016, compared with 56.2% at May 31, 2015.

Revolving Credit Agreement

During fiscal 2015, we entered into an $800.0 million unsecured syndicated revolving credit facility (the “Revolving Credit Facility”), which expires on December 5, 2019.  The Revolving Credit Facility replaced our prior $600.0 million revolving credit facility that was set to expire on June 29, 2017.

The Revolving Credit Facility includes sublimits for the issuance of swingline loans, which are comparatively short-term loans used for working capital purposes and letters of credit.  The aggregate maximum principal amount of the commitments under the Revolving Credit Facility may be expanded upon our request, subject to certain conditions, up to $1.0 billion.  The Revolving Credit Facility is available to refinance existing indebtedness, to finance working capital and capital expenditures, to satisfy all or a portion of our obligations relating to the plan of reorganization for our SPHC subsidiary, and for general corporate purposes.

The Revolving Credit Facility requires us to comply with various customary affirmative and negative covenants, including a leverage covenant and interest coverage ratio.  Under the terms of the leverage covenant, we may not permit our consolidated indebtedness as of any fiscal quarter end to exceed 65% of the sum of such indebtedness and our consolidated shareholders’ equity on such date.  The minimum required consolidated interest coverage ratio for facility calculated EBITDA, as defined in the facility, to interest expense is 3.50 to 1.  The interest coverage ratio is calculated at the end of each fiscal quarter for the four fiscal quarters then ended.

As of May 31, 2016, we were in compliance with all financial covenants contained in our Revolving Credit Facility, including the leverage and interest coverage ratio covenants. At that date, our leverage ratio was 53.4%, while our interest coverage ratio was 9.5 to 1. Our available liquidity under our Revolving Credit Facility stood at $597.7 million at May 31, 2016.

Our access to funds under our Revolving Credit Facility is dependent on the ability of the financial institutions that are parties to the Revolving Credit Facility to meet their funding commitments. Those financial institutions may not be able to meet their funding commitments if they experience shortages of capital and liquidity or if they experience excessive volumes of borrowing requests within a short period of time. Moreover, the obligations of the financial institutions under our Revolving Credit Facility are several and not joint and, as a result, a funding default by one or more institutions does not need to be made up by the others.

Accounts Receivable Securitization Program

On May 9, 2014, we entered into a new, three-year, $200.0 million accounts receivable securitization facility (the “AR Program”). The maximum availability under the AR Program is $200.0 million. Availability is further subject to changes in the credit ratings of our customers, customer concentration levels or certain characteristics of the accounts receivable being transferred and therefore at certain times we may not be able to fully access the $200.0 million of funding available under the AR Program.

As of May 31, 2016, there was no outstanding balance under the AR Program, which compares with the maximum availability on that date of $200.0 million.  The interest rate under the Purchase Agreement is based on the Alternate Base Rate, LIBOR Market Index Rate, one-month LIBOR or LIBOR for a specified tranche period, as selected by us, plus in each case, a margin of 0.70%. In addition, we are obligated to pay a monthly unused commitment fee based on the daily amount of unused commitments under the Agreement, which fee ranges from 0.30% to 0.50% based on usage.  The AR Program contains various customary affirmative and negative covenants and also contains customary default and termination provisions.

Our failure to comply with the covenants described above and other covenants contained in the Revolving Credit Facility could result in an event of default under that agreement, entitling the lenders to, among other things, declare the entire amount outstanding under the Revolving Credit Facility to be due and payable. The instruments governing our other outstanding indebtedness generally include cross-default provisions that provide that under certain circumstances, an event of default that results in acceleration of our indebtedness under the Revolving Credit Facility will entitle the holders of such other indebtedness to declare amounts outstanding immediately due and payable.

2.25% Convertible Senior Notes due 2020

On December 9, 2013, we issued $205 million of 2.25% convertible senior notes due 2020 (the “Convertible Notes”).  We will pay interest on the Convertible Notes semi-annually on June 15th and December 15th of each year, and began doing so on June 15, 2014.  Net proceeds of approximately $200.1 million from the sale were used to refinance $200 million in principal amount of unsecured senior notes due December 15, 2013, which had an interest rate of 6.25%.

The Convertible Notes will be convertible under certain circumstances and during certain periods at an initial conversion rate of 18.8905 shares of RPM common stock per $1,000 principal amount of notes (representing an initial conversion price of approximately $52.94 per share of common stock), subject to adjustment in certain circumstances.  In April 2016, we declared a dividend in excess of $0.24 per share, and consequently, the adjusted conversion rate at May 31, 2016 was 18.96864.  The initial conversion price represents a conversion premium of approximately 37% over the last reported sale price of RPM common stock of $38.64 on December 3, 2013.  Prior to June 15, 2020, the Convertible Notes may be converted only upon specified events, and, thereafter, at any time.  Upon conversion, the Convertible Notes may be settled, at RPM’s election, in cash, shares of RPM’s common stock, or a combination of cash and shares of RPM’s common stock.

We account for the liability and equity components of the Convertible Notes separately, and in a manner that will reflect our nonconvertible debt borrowing rate when interest cost is recognized in subsequent periods. The effective interest rate on the liability component is 3.92%.  Contractual interest was $4.6 million for both fiscal 2016 and 2015, and amortization of the debt discount was $2.8 million and $2.7 million for fiscal 2016 and 2015, respectively.  At May 31, 2016, the remaining period over which the debt discount will be amortized was 4.5 years, the unamortized debt discount was $14.1 million, and the carrying amount of the equity component was $20.7 million.

3.45% Notes due 2022

On October 23, 2012, we sold $300 million aggregated principal amount of 3.45% Notes due 2022 (the “Notes”). The net proceeds of $297.7 million from the offering of the Notes were used to repay short-term borrowings outstanding under our $600 million revolving credit facility on that date.

5.25% Notes due 2045

On May 26, 2015, we issued $250 million of 5.25% notes due 2045 (the “New Notes”).  The New Notes were priced at 99.401% of the $250 million principal, and at that price, the New Notes have a yield to maturity of 5.29%.  We will pay interest on the New Notes semi-annually on June 1st and December 1st of each year, and will begin doing so on December 1, 2015.  Net proceeds of approximately $245.7 million from the offering of the New Notes were used to repay a portion of short-term borrowings outstanding under our New Revolving Credit Facility.